Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated as of September 4, 2019, is by and among by PHI Group, Inc. (including any of its successors by merger, acquisition, reorganization, conversion or otherwise, the “Company”), and the Persons set forth on Schedule I hereto. Unless otherwise indicated, capitalized terms used herein shall have the meanings ascribed to such terms in Article 6.

WITNESSETH:

WHEREAS, the Company issued New Common Stock and New Warrants to the Holders (as defined herein) pursuant to the Plan (as defined below), upon the terms set forth in the Debtors’ Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (as amended from time to time, the “Plan”), as confirmed by the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”);

WHEREAS, this Agreement was contemplated by the Plan and approved by the Bankruptcy Court; and

WHEREAS, the Company and the other parties hereto desire to provide for, among other things, the grant of registration rights with respect to the Registrable Securities (as defined herein) and the Company is otherwise required to provide to the Holders certain arrangements with respect to registration of Registrable Securities under the Securities Act.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and subject to the satisfaction or waiver of the conditions hereof, the parties hereto agree as follows:

ARTICLE 1

DEMAND REGISTRATIONS.

Section 1.1    Right to Demand. At any time and from time to time following the consummation of a Qualified IPO, a Holder or a group of Holders holding, together with their Affiliates, at least fifteen percent (15%) of the then outstanding Registrable Securities (a “Demand Group”, and each member of such group a “Demanding Holder”) shall have the right, by delivering a written notice to the Company (a “Demand Notice”), to require the Company to register under and in accordance with the provisions of the Securities Act the number of Registrable Securities owned by the Demanding Holders and requested by such Demand Notice to be so registered (a “Demand Registration”); provided, however, that the Holders in the aggregate shall not be entitled to deliver to the Company more than (i) one (1) Demand Notice in any 6-month period or (ii) twelve (12) Demand Notices over the term of this Agreement. A Demand Notice shall also specify the expected method or methods of disposition of the applicable Registrable Securities, provided, however, that the Company shall not be required to cause the offering with respect to a Demand Registration to be a marketed or underwritten offering unless the Demand Group holds at least ten percent (10%) of the outstanding Registrable Securities on the date that the Demand Notice with respect to such Demand Registration is delivered to the Company pursuant to this Section 1.1 of this Agreement

Section 1.2    Demand Registration Expenses. The Registration Expenses of each Demanding Holder will be paid by the Company in all Demand Registrations, whether or not any such registration or the prospectus related thereto becomes effective or final.

Section 1.3    Demand Registration Priority. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter(s) of such underwritten offering advises the Company and the Demand Group in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with any Other Securities proposed to be included by holders thereof which are entitled to include securities in such registration statement, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all such Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

(a)    first, the Registrable Securities for which inclusion in such underwritten offering was requested by the Demanding Holder(s) and the Registrable Securities held by Holders requested to be included in such registration pursuant to Article 2 of this Agreement, pro rata among the Demanding Holders and such Holders on the basis of the number of shares owned by each such Demanding Holder and each such Holder and requested to be included in such offering; and

(b)    second, among any holders of Other Securities, pro rata, based on the number of Other Securities owned by each such holder of Other Securities and requested to be included in such offering.

Section 1.4    Demand Withdrawal. The Demand Group shall have the right to notify the Company that it has determined that the Registration Statement relating to a Demand Registration be abandoned or withdrawn, in which event the Company shall promptly abandon or withdraw such Registration Statement and such withdrawn registration shall not count against the limit of Demand Registrations.

Section 1.5    Multiple Offerings. Notwithstanding anything contained herein to the contrary, with the prior written consent of the Demand Group, the Company shall be entitled to coordinate any offerings under this Article I of this Agreement with any offerings to be effected pursuant to similar agreements with the holders of Other Securities, including, if practicable, by filing one (1) Registration Statement for all Registrable Securities and Other Securities.

ARTICLE 2

PIGGYBACK REGISTRATIONS.

Section 2.1    Right to Piggyback. If the Company proposes to file a Registration Statement under the Securities Act with respect to any of its Equity (whether in a primary offering of such Equity or a secondary offering of such Equity pursuant to the exercise of a right to Demand Registration in accordance with Article 1 of this Agreement or otherwise) (other than in connection with registration on Form S-8, Form S-4 or any successor or similar form) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), then the Company will give prompt written notice (but in no event less than twenty (20) days prior to the proposed date of filing such Registration Statement) to all Holders of Registrable Securities of its intention to effect such a registration and, subject to Sections 2.3, 2.4, 4.1 and 4.2 of this Agreement, if the Company receives, within ten (10) days after the delivery of the Company’s notice, written requests from the applicable Holders for inclusion therein of any Registrable Securities then outstanding, the Company will include in such registration all Registrable Securities, in each case with respect to which the Company has received such requests. Each such Company notice shall specify the approximate number of Company equity securities to be registered and the anticipated per share price range for such offering.

Section 2.2    Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations, whether or not any such registration or prospectus becomes effective or final.

Section 2.3    Priority on Primary Registrations. If a Piggyback Registration is or includes an underwritten registration on behalf of the Company and the managing underwriter(s) advises the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in its reasonable opinion the number of Registrable Securities requested to be included in such registration pursuant to Section 2.1 of this Agreement exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company will include in such registration: (a) first, the securities the Company proposes to sell and (b) second, the Registrable Securities requested to be included in such registration, pro rata among Holders of such Registrable Securities on the basis of the number of shares owned by each such Holder and requested to be included in such registration.

Section 2.4    Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of any holder of Equity (whether pursuant to the exercise of a right to Demand Registration in accordance with Article 1 of this Agreement or otherwise), and the managing underwriter(s) advises the Company in writing that in its reasonable opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration the Registrable Securities requested to be included in such registration, pro rata among Holders of such Registrable Securities on the basis of the number of shares owned by each such Holder and requested to be included in such registration.

Section 2.5    Other Registration Rights. The Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company, other than this Agreement. Except as provided in this Agreement, the Company shall not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such equity securities, in the nature of those set forth herein that would have priority over the Registrable Securities with respect to the inclusion of such securities in any such registration, without the approval of the Holders holding a Majority of the Registrable Securities.

ARTICLE 3

REGISTRATION GENERALLY.

Section 3.1    Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as reasonably practicable:

(a)    prepare and (within forty-five (45) days after the end of the period within which requests for inclusion in such registration may be given to the Company) file with the SEC a Registration Statement with respect to such Registrable Securities and thereafter use its reasonable best efforts to cause such Registration Statement to become effective as soon as reasonably practicable (provided that before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel (whose fees and expenses shall be paid by the Company) selected by the Holders holding a Majority of the Registrable Securities included in such registration copies of all such documents proposed to be filed, which documents will be subject to review by such counsel and any other counsel selected by any other Holder; provided that any fees and expenses associated with such other counsel shall be borne by such Person electing to appoint such other counsel);

(b)    prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary (i) to keep such Registration Statement effective (A) for a period of not less than three hundred sixty-five (365) days (subject to extension pursuant to Section 3.3(b) of this Agreement) or, if such Registration Statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, (B) for a period of less than three hundred sixty-five (365) days, which period will terminate only when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act), or (C) continuously in the case of a Shelf Registration, ending on the earlier of (w) the date on which all Registrable Securities have been sold pursuant to the Shelf Registration or have otherwise ceased to be Registrable Securities, (x) the (2nd) second anniversary of the effective date of such Shelf Registration and (y) such other date determined by the Holders holding a Majority of the Registrable Securities included in such Shelf Registration, and (ii) to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(c)     furnish to each seller of Registrable Securities such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, any other prospectus (including any prospectus filed under Rule 424, Rule 430A or Rule 430B under the Securities Act and any “issuer free writing prospectus” as such term is defined under Rule 433 promulgated under the Securities Act), all exhibits and other documents filed therewith and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)    use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in respect of doing business in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)    promptly notify each seller of such Registrable Securities and their counsel, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the occurrence of any event as a result of which, the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the prospective purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(f)    cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the FINRA automated quotation system and, if listed on the FINRA automated quotation system, use its commercially reasonable efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 of the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to such Registrable Securities with FINRA;

(g)    provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after a date not later than the effective date of such Registration Statement;

(h)    enter into such customary agreements (including underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form) and take all such other customary actions as the Holders holding a Majority of the Registrable Securities included in such registration, or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (which might include making members of management and executives of the Company available to participate in reasonable “road show,” similar sales events and other marketing activities and effecting a stock split or a combination of shares);

(i)    make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, upon reasonable notice and during normal business hours, reasonable due diligence materials relating to the business of the Company, including all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all such information, in each case as is reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement, and cooperate and participate as reasonably requested by the Holders holding a Majority of the Registrable Securities included in such registration in road show presentations, in the preparation of the Registration Statement, each amendment and supplement thereto, the prospectus included therein, and other activities as the Holders holding a Majority of the Registrable Securities included in such registration may reasonably request in order to facilitate the disposition of the Registrable Securities; provided, that, unless the disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement or the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this Section 3.1(i) if (i) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (ii) if either (A) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or (B) the Company reasonably determines in good faith that such due diligence materials are confidential and so notifies the seller or underwriter in writing, unless prior to furnishing any such information with respect to clause (ii) such Holder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that each holder of Registrable Securities agrees that it shall, upon learning that disclosure of such information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the information deemed confidential;

(j)    otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen (18) months after the effective date of the registration statement, an earnings statement covering the period of at least twelve (12) months beginning with the first (1st) day of the Company’s first (1st) full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k)    in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such Registration Statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

(l)    obtain one (1) or more comfort letters, dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company’s independent public accountants in the then-current customary form and covering such matters of the type customarily covered from time to time by comfort letters as the Holders holding a Majority of the Registrable Securities being sold reasonably request;

(m)    provide a legal opinion of the Company’s outside counsel, dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in the then-current customary form and covering such matters of the type customarily covered from time to time by legal opinions of such nature, as the Holders holding a Majority of the Registrable Securities being sold shall reasonably request;

(n)    cooperate with the sellers of Registrable Securities covered by the Registration Statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such holders may request;

(o)    notify counsel for the sellers of Registrable Securities included in such Registration Statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the Registration Statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (ii) of the receipt of any comments from the SEC, (iii) of any request of the SEC to amend the Registration Statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Registration Statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(p)    use its reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus;

(q)    if requested by the managing underwriter or agent or any holder of Registrable Securities covered by the Registration Statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such holder reasonably requests to be included therein, including with respect to the number of Registrable Securities being sold by such holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment; and

(r)    cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information relating to the sale or registration of such securities regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

Section 3.2    Registration Expenses.

(a)    All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Securities being sold by the holders thereof) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), will be paid by the Company in respect of each Demand Registration and Piggyback Registration, whether or not it has become effective, including that the Company will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the FINRA automated quotation system. Notwithstanding the foregoing, each Person that sells securities pursuant to a Demand Registration or Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person’s account, and such amounts shall not be considered Registration Expenses.

(b)    In connection with each Demand Registration and Piggyback Registration, whether or not it has become effective, the Company will pay, and reimburse the holders of Registrable Securities covered by such registration for the payment of, the reasonable fees and disbursements of one counsel selected by the Holders holding a Majority of the Registrable Securities included in such registration, and such expenses shall be considered Registration Expenses hereunder.

Section 3.3    Participation in Underwritten Offerings.

(a)    No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved pursuant to this Agreement by the Person or Persons entitled hereunder to approve such arrangements (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s); provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

(b)    Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3.1(e) of this Agreement, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 3.1(e). In the event the Company shall give any such notice, the applicable time period mentioned in Section 3.1(b) of this Agreement during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3.1(e) of this Agreement.

Section 3.4    Information Requirement. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144A promulgated under the Securities Act and other rules and regulations of the Commission that may at any time permit a Holder of Registrable Securities to sell securities of the Company without registration, until such time as when no Registrable Securities remain outstanding, the Company covenants that it will (i) if it is subject to the reporting requirement of Section 13 or 15(d) of the Exchange Act, file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder or (ii) if it is not subject to the reporting requirement of Section 13 or 15(d) of the Exchange Act, make available, upon written request by any Holder of Registrable Securities, information necessary to comply with Rule 144A(d)(4), if available with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time. Upon the reasonable request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information requirements, and, if not, the specific reasons for non-compliance.

Section 3.5    Shelf Take-Downs. At any time that a Shelf Registration is effective, if any holder or group of holders of Registrable Securities delivers a notice to the Company and the Board (a “Take-Down Notice”) stating that it intends to effect an offering of all or part of its Registrable Securities included by it on the Shelf Registration, whether such offering is underwritten or non-underwritten (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in the Shelf Offering, then, provided that the Board approves the Shelf Offering and the number of the Registrable Securities to be included in such Shelf Offering, the Company shall amend or supplement the Shelf Registration as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering (taking into account the inclusion of Registrable Securities by any other holders pursuant to this Section 3.5 of this Agreement). In connection with any Shelf Offering:

(a)    such proposing holder(s) shall also deliver the Take-Down Notice to the Company, which shall in turn deliver such notice to all other holders included on such Shelf Registration and permit each holder to include its Registrable Securities included on the Shelf Registration in the Shelf Offering if such holder notifies the proposing holders and the Company within five (5) Business Days after delivery of the Take-Down Notice to such holder, and

(b)    in the event that the managing underwriter(s), if any, advises the Company in writing that in its opinion the number of Registrable Securities to be included in such Shelf Offering exceeds the number of Registrable Securities which can be sold therein without adversely affecting the marketability of the offering, such underwriter(s), if any, may limit the number of shares which would otherwise be included in such take-down offering and, in such case, the Company shall include in such registration, prior to the inclusion of any securities that are not Registrable Securities, the number of Registrable Securities requested to be included in such offering that, in the opinion of such underwriter(s), can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and only then securities that are not Registrable Securities if the managing underwriter(s) has advised that such securities may be included.

Section 3.6    Black-Out. Notwithstanding anything herein to the contrary, following an IPO, if in the good faith judgment of the Chief Executive Officer or Chief Financial Officer of the Company it would be detrimental to the Company and its stockholders not to defer the filing, or suspend the use by the Holders, of a Registration Statement by reason of: (A) a material pending financing, acquisition, disposition, corporate reorganization, merger, public offering of securities, or other material transaction involving or being contemplated by the Company, or other similarly material events then concerning the Company; (B) the Company being in possession of material non-public information not otherwise then required by law to be publicly disclosed that it deems advisable not to disclose in such Registration Statement; or (C) a requirement to include pro forma or other information, which requirement the Company is reasonably unable to comply with at such time, or to undertake initial or continuing disclosure obligations not in the best interests of the Company’s stockholders, the Company shall have the right to defer the filing, or suspend the use by the Holders, of such Registration Statement for a period of not more than sixty (60) days (each, a “Suspension Period”); provided, however, that the Company may not utilize this right for more than one-hundred twenty (120) days in any 365-day period; provided, further, that the Company shall at all times in good faith use its commercially reasonable efforts to cause any Suspension Period to be terminated as soon as possible, including, if necessary, by causing a Registration Statement required by this Agreement to be filed or restored as soon as possible thereafter; and provided, further, that such right pursuant to this Section 3.6 shall be exercisable by the Company only if the Company is concurrently exercising all similar black-out rights against holders of similar securities that have registration rights, if any, to the extent permitted by the terms of such registration rights.

Section 3.7    Transfer of Registration Rights. The rights and obligations of each party hereto may not be transferred in whole or in part without the prior written consent of the Company; provided, however, that any Holder may freely assign its rights hereunder on a pro rata basis in connection with any sale, transfer, assignment, or other conveyance (any of the foregoing, a “Transfer”) of Registrable Securities to any Affiliate; provided that all of the following additional conditions are satisfied: (a) such Transfer is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such Transfer, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned and providing the amount of any other capital stock of the Company beneficially owned by such transferee or assignee; and provided further, that (i) any rights assigned hereunder shall apply only in respect of the Registrable Securities that are Transferred and not in respect of any other securities that the transferee or assignee may hold and (ii) any Registrable Securities that are Transferred may cease to constitute Registrable Securities following such Transfer in accordance with the terms of this Agreement.

Section 3.8    Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

ARTICLE 4

LOCK-UP.

Section 4.1    IPO Lock-Up. In connection with a Qualified IPO, each Holder hereby agrees, at the request of the Company or the managing underwriter(s) thereof, to be bound by and/or to execute and deliver, a lock-up agreement with the underwriter(s) of the Qualified IPO restricting for a reasonable and customary period determined by the applicable underwriter(s) such Holder’s right to (a) transfer, directly or indirectly, any Equity or any securities convertible into or exercisable or exchangeable for such Equity or (b) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of Equity; provided, that (i) no Holder shall be required by this Section 4.1 to be bound by a lock-up agreement covering a period of greater than ninety (90) days following the effectiveness of the related Registration Statement and (ii) the lock-up agreements executed by the Holders shall be materially similar in form and substance, except as expressly stated otherwise in this Section 4.1.

Section 4.2    Other Offering Lock-Up. In connection with any underwritten Public Offering other than a Qualified IPO, each Holder participating in such public offering hereby agrees, at the request of the Company or the managing underwriters thereof, to be bound by and/or to execute and deliver, a lock-up agreement with the underwriter(s) of such Public Offering restricting for a reasonable and customary period determined by the applicable underwriter(s) such Holder’s right to (a) transfer, directly or indirectly, any Equity or any securities convertible into or exercisable or exchangeable for such Equity or (b) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of Equity, in each case, unless the initiating party is the Company, to the extent that such restrictions are also agreed to by the Person initiating such underwritten registration in accordance with this Agreement; provided that (i) no Holder shall be required by this Section 4.2 to be bound by a lock-up agreement covering a period of greater than sixty (60) days following the effectiveness of the related registration statement and (ii) the lock-up agreements executed by the Holder shall be materially similar in form and substance.

Section 4.3    Extension of Lock-Up. If (a) during the last 17 days of the applicable restricted period set forth in Section 4.1 or 4.2 of this Agreement the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of the applicable restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of such restricted period, unless otherwise waived by the applicable managing underwriter(s) in their sole discretion, then upon notice from the Company the foregoing restrictions on transfer shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

ARTICLE 5

INDEMNIFICATION.

Section 5.1    Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities that sells securities in any Public Offering covered by this Agreement and, as applicable, its officers, directors, trustees, employees, stockholders, holders of beneficial interests, members, and general and limited partners (collectively, such holder’s “Indemnitees”) and each Person who controls such holder (within the meaning of Section 15 of the Securities Act) against any and all expenses, losses, claims, damages, liabilities, joint or several, or actions, proceedings or settlements in respect thereof to which such holder or any such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, together with any documents incorporated therein by reference, (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) any violation or alleged violation by the Company of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification or compliance, and the Company will reimburse such holder and each of its Indemnitees for any legal or any other expenses, including any amounts paid in any settlement effected with the consent of the Company, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any holder of Registrable Securities or any other indemnified party and shall survive the transfer of any Registrable Securities.

Section 5.2    Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company and its Indemnitees against any losses, claims, damages, liabilities, joint or several, to which the Company or any such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application, together with any documents incorporated therein by reference or (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such Indemnitee for any reasonable legal or any other reasonable expenses, including any amounts paid in any settlement effected with the consent of such holder, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify will be individual (and not joint and several) to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement, less any other amounts paid by such holder in respect of such untrue statement, alleged untrue statement, omission or alleged omission. For the avoidance of doubt, a holder shall only be required to provide the foregoing indemnification in connection with information provided in such holder’s capacity as a holder of equity securities of the Company.

Section 5.3    Procedure. Any Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually prejudiced by such failure to give such notice), and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

Section 5.4    Entry of Judgment; Settlement. The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which (x) includes any admission of liability, wrongdoing or misconduct on behalf of any such indemnified party or any of its Affiliates or (y) does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party and their respective Affiliates of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party or any of its Affiliates.

Section 5.5    Contribution. If the indemnification provided for in this Section 5 is, other than expressly pursuant to its terms, unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (a) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the sellers of Registrable Securities and any other sellers participating in the registration statement, on the other hand, from the sale of Registrable Securities pursuant to the registered offering of securities as to which indemnity is sought or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits referred to in clause (a) above but also the relative fault of the Company, on the one hand, and of the sellers of Registrable Securities and any other sellers participating in the registration statement, on the other hand, in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the sellers of Registrable Securities and any other sellers participating in the registration statement, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company relative to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company, on the one hand, and of the sellers of Registrable Securities and any other sellers participating in the registration statement, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no seller of Registrable Securities shall be required to contribute any amount in excess of the net proceeds received by such seller from the sale of Registrable Securities covered by the Registration Statement filed pursuant hereto, less any other amounts paid by such holder in respect of such untrue statement, alleged untrue statement, omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 5.6    Other Rights. The indemnification and contribution by any party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have elsewhere in the Agreement or the Company’s Charter Documents or pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

ARTICLE 6

DEFINITIONS.

Capitalized terms used and not otherwise defined herein that are defined in the Plan have the meanings given such terms in the Plan. As used in this Agreement, the following terms have the meanings specified below:

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person. The term “control” (including the terms “controlled by” and “under common control with”) as used in this definition means the possession, directly or indirectly (including through one or more intermediaries), of the power or authority to direct or cause the direction of management, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Bankruptcy Court” has the meaning set forth in the recitals.

“Board” means the board of directors of the Company.

“Commission” means the Securities and Exchange Commission.

“Company” has the meaning set forth in the preamble.

“Demand Group” shall have the meaning given to such term in Section 1.1 hereof.

“Demand Notice” shall have the meaning given to such term in Section 1.1 hereof.

“Demand Registration” shall have the meaning given to such term in Section 1.1 hereof.

“Demanding Holder” shall have the meaning given to such term in Section 1.1 hereof.

“Equity” shall mean all New Common Stock, New Warrants and, without duplication, Warrant Shares.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc. or any successor organization thereof.

“GAAP” means the generally accepted accounting principles as in effect from time to time in the U.S.

“Holder” means each signatory to the Agreement other than the Company. A Holder ceases to be a Holder at the time it no longer owns any Registrable Securities.

“Indemnitees” shall have the meaning given to such term in Section 5.1 hereof.

“IPO” means the first public offering of equity securities of the Company following the date hereof pursuant to an effective Registration Statement under the Securities Act (other than on Forms S-4, S-8 or successors to such forms), covering the offer and sale of capital stock of the Company.

“Majority” means greater than fifty percent (50%).

“NASDAQ” shall mean The NASDAQ, Inc., or any successor organization thereof.

“New Common Stock” means the shares of common stock, par value $0.01 per share, of the Company issued pursuant to the Plan.

“New Warrants” means the warrants, each initially exercisable for one (1) share of New Common Stock (subject to adjustment), issued by the Company pursuant to the Plan to the Holders who hold Class 4 and Class 5 claims (as defined in the Plan) who do not qualify as a U.S. citizen.

“Other Securities” means the Equity that the Company is registering in accordance with the terms hereof.

“Person” shall mean any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Piggyback Registration” shall have the meaning given to such term in Section 2.1 hereof.

“Plan” has the meaning set forth in the recitals.

“Public Offering” shall mean a public offering and sale of Equity for cash pursuant to an effective Registration Statement.

“Qualified IPO” means a bona fide, marketed underwritten IPO of New Common Shares after which closing such New Common Shares are quoted on the NASDAQ National Market or listed or quoted on the New York Stock Exchange or other national securities exchange acceptable to the Board and meeting one of the following two criteria: (i) the aggregate cash proceeds (net of underwriting discounts, commissions and offering expenses) of such offering to the Company exceed seventy five million dollars ($75 million), or (ii) at least twenty percent (20%) of the New Common Shares (for purposes of such calculation treating the securities issued in the IPO as New Common Shares) shall have been issued or sold to the public in connection with such IPO.

“Registrable Securities” are (a) all shares of New Common Stock, and all shares issued or issuable upon the exercise of any New Warrants (the “Warrant Shares”), which shares of New Common Stock and New Warrants are acquired by any Holder pursuant to the Plan (including pursuant to the Equity Commitment Agreement), and any additional shares of New Common Stock or Warrant Shares acquired by any such Holder (including through the acquisition of New Warrants) in open market or other purchases after the Effective Date, or any additional Shares of

New Common Stock acquired by any such Holder through the exercise of New Warrants after the Effective Date, and (b) any additional shares of New Common Stock or Warrant Shares paid, issued or distributed in respect of any such shares or warrants by way of a stock dividend, stock split or distribution, or in connection with a combination of shares, and any security into which such New Common Stock or Warrant Shares will have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, consolidation, exchange, distribution or otherwise; provided, however, that as to any Registrable Securities, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (w) the date on which such securities are disposed of pursuant to an effective registration statement; (x) the date on which such securities are disposed of pursuant to Rule 144 (or any similar provision then in effect) promulgated under the Securities Act; (y) the date on which such Registrable Securities cease to be outstanding; and (z) the date on which such securities may be sold by the holder thereof in a single sale that, in the opinion of counsel satisfactory to such Holder, pursuant to Rule 144 under the Securities Act without any limitation as to volume or manner of sale restrictions. For the avoidance of doubt, any provision herein requiring the calculation of the number of Registrable Securities shall be deemed to refer to the number of Warrant Shares constituting Registrable Securities, including Warrant Shares issued or issuable upon the exercise of New Warrants, without regard to any limitation on the exercise of the New Warrants.

“Registration Expenses” shall have the meaning given to such term in Section 3.2(a) hereof.

“Registration Statement” means any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shelf Offering” shall have the meaning given to such term in Section 3.5 hereof.

“Shelf Registration” shall mean a Short-Form Registration filed with the SEC in accordance with and pursuant to Rule 415 under the Securities Act (or any successor rule then in effect).

“Short Form Registration” means a registration of all or part of the Registrable Securities on Form S-3 or any similar or successor short-form registration.

“Subsidiary” means any Person the majority of the equity of which, directly, or indirectly through one or more other Persons, (a) the Company has the right to acquire or (b) is owned or controlled by the Company. As used in this definition, “control,” including, its correlative meanings, “controlled by” and “under common control with,” means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of equity, by contract or otherwise). For the avoidance of doubt, Subsidiary shall include any Person that is included in the Company’s consolidated group for purposes of preparing the Company’s consolidated financial statements in accordance with GAAP.

“Suspension Period” shall have the meaning given to such term in Section 3.6 hereof.

“Transfer” shall have the meaning given to such term in Section 3.8 hereof.

“Take-Down Notice” shall have the meaning given to such term in Section 3.5 hereof.

ARTICLE 7

MISCELLANEOUS.

Section 7.1    Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

Section 7.2    Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to any Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in each Registration Statement.

Section 7.3    Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of a Suspension Period, such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing by the Company that the use of the applicable prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

Section 7.4    Preservation of Rights. The Company shall not grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder unless any such more favorable rights are concurrently added to the rights granted hereunder.

Section 7.5    No Inconsistent Agreements; Foreign Registration. The Company will not hereafter enter into any agreement with respect to any Equity that is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement; provided that the granting of customary registration rights to an investor in connection with the sale of any Equity of the Company approved by the Majority of the Holders (or after the IPO, Holders holding the Majority of the Registrable Securities) shall be deemed not to be inconsistent with or violate the rights granted to the holders of Registrable Securities in this Agreement. In the event the Board and the Holders, as required under this Agreement, approve a public offering or a sale of any Equity (or other securities representing, or exercisable for or convertible into, Equity) pursuant to the securities laws of a country other than the United States, the Board shall have the power to amend this Agreement in such manner as it shall deem reasonably necessary to ensure that the provisions of this Agreement will apply in as close to the same manner as possible under such foreign securities laws, and to otherwise preserve and give effect to the rights of the parties hereto.

Section 7.6    Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding at least a Majority of the then outstanding Registrable Securities; provided, however, that any party may give a waiver as to itself; provided further, however that no amendment, modification, supplement, or waiver that disproportionately and adversely affects, alters, or changes the interests of any Holder shall be effective against such Holder without the prior written consent of such Holder; provided further, however that the definition of “Holders” in Article 6 may not be amended, modified or supplemented, or waived unless in writing and signed by all the signatories to this Agreement; and provided further that the waiver of any provision with respect to any Registration Statement or offering may be given by Holders holding at least a Majority of the then outstanding Registrable Securities entitled to participate in such offering or, if such offering shall have been commenced, having elected to participate in such offering. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders holding a Majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.

Section 7.7    Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities that would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement. If the holders of Registrable Securities create a new holding company, the result of which is that the holders of the Equity immediately before such event become the holders of the equity of such new holding company, including as a result of a distribution of the equity securities of a Subsidiary of the Company to such holders, then in each instance the provisions of this Agreement will, in addition to applying to the Company, also apply to such new holding company in the same manner as if such new holding company, as applicable, were substituted for the Company throughout this Agreement.

Section 7.8    Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be sent by certified or regular mail, by private national courier service (return receipt requested, postage prepaid), by personal delivery, by electronic mail or by facsimile transmission. Such notice or communication shall be deemed given (i) if mailed, two days after the date of mailing, (ii) if sent by national courier service, one Business Day after being sent, (iii) if delivered personally, when so delivered, (iv) if sent by electronic mail, on the Business Day such electronic mail is transmitted, or (v) if sent by facsimile transmission, on the Business Day such facsimile is transmitted, in each case as follows:

(A)    If to the Company:

PHI Group, Inc.

Attn: Trudy P. McConnaughhay, Chief Financial Officer

2001 SE Evangeline Thruway

Lafayette, LA, 70508

E-mail:

Facsimile:

With a copy (which shall not constitute notice) to:

Jones Walker LLP

Attn: Kenneth J. Najder

201 St. Charles Avenue, Suite 5100

New Orleans, Louisiana 70170

E-mail:

Facsimile:

(B)    If to the Holders (or to any of them), at their addresses as they appear in the records of the Company or the records of the transfer agent or registrar, if any, for the New Common Stock.

If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of New York or the jurisdiction in which the Company’s principal office is located, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

Section 7.9    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any trustee in bankruptcy). In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof); provided, that such subsequent holder of Registrable Securities shall be required to execute a joinder to this Agreement in form and substance reasonably satisfactory to the Company agreeing to be bound by its terms. No assignment or delegation of this Agreement by the Company, or any of the Company’s rights, interests or obligations hereunder, shall be effective against any Holder without the prior written consent of such Holder.

Section 7.10    Execution and Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

Section 7.11    Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) to the extent such rules or provisions would cause the application of the laws of any jurisdiction other than the State of New York. Each of the parties to this Agreement consents and agrees that any action to enforce this Agreement or any dispute, whether such dispute arises in law or equity, arising out of or relating to this Agreement shall be brought exclusively in the United States District Court for the Southern District of New York or any New York State Court sitting in New York City. The parties hereto consent and agree to submit to the exclusive jurisdiction of such courts. Each of the parties to this Agreement waives and agrees not to assert in any such dispute, to the fullest extent permitted by applicable law, any claim that (i) such party and such party’s property is immune from any legal process issued by such courts or (ii) any litigation or other proceeding commenced in such courts is brought in an inconvenient forum. The parties hereby agree that mailing of process or other papers in connection with any such action or proceeding to an address provided in writing by the recipient of such mailing, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof and hereby waive any objections to service in the manner herein provided.

Section 7.12    Waiver of Jury Trial. Each of the parties to this Agreement hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 7.12 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

Section 7.13    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

Section 7.14    Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The words “include”, “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation”. The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time. All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time.

Section 7.15    Entire Agreement. This Agreement and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

Section 7.16    Legends. Certificates evidencing the Registrable Securities shall not contain any restrictive legend (i) following any sale of such securities under an effective registration statement, (ii) following any sale of such securities pursuant to Rule 144, (iii) if such securities have been held for one year, are eligible for sale under Rule 144 without volume or manner-of-sale restrictions and the Company is in compliance with the current public information required under Rule 144 or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent if required by the transfer agent to effect the removal of the legend hereunder. The Company agrees that at such time as such legend is no longer required under this Section 7.16, it will, no later than the earlier of (i) three (3) Business Days and (ii) the number of Business Days comprising the Standard Settlement Period (as defined below) following the delivery by a Holder to the transfer agent of any Registrable Securities containing a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Holder or a designee thereof a certificate representing such securities that is free from all restrictive and other legends. Certificates for Registrable Securities subject to legend removal hereunder shall be transmitted by the transfer agent to the Holder or its designee by crediting the account of the Holder’s (or such designee’s) prime broker with the Depository Trust Company System (“DTC”) through its DRS Profile system as directed by such Holder. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Business Days, on the Company’s primary Trading Market with respect to the New Common Stock as in effect at the relevant time of determination.

Section 7.17    Termination. The obligations of the Company and of any Holder, other than those obligations contained in Section 5 and this Section 7, shall terminate (i) with respect to the Company and such Holder as soon as such Holder no longer beneficially owns any Registrable Securities and (ii) with respect to the Company and all Holders on the tenth (10th) anniversary of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PHI Group, Inc.

By:	/s/ Trudy P. McConnaughhay
	Name:	Trudy P. McConnaughhay
	Title:	Chief Financial Officer & Secretary

[Signature Page to Registration Rights Agreement]

SCHEDULE I

NOTICE ADDRESSES FOR HOLDERS

[PERSONALLY IDENTIFIABLE INFORMATION INTENTIONALLY OMITTED]

[Schedule I to Registration Rights Agreement]